Exhibit 99.1

                   Summary of Indicative Terms and Conditions
                    Underwriting and Reinsurance Arrangement
                                    Chubb Re
                    Trenwick America Reinsurance Corporation

Underwriting Agreement
----------------------

         Parties                         Chubb Re, Inc. ("Chubb Re") and
                                         Trenwick America Reinsurance
                                         Corporation ("Underwriting Manager").

         Term Commences on November 1, 2002 and expires on December 31, 2003. Both parties can cancel the Underwriting Agreement at any time.

         Services Provided               Subject to Chubb Re's approval,
                                         Underwriting Manager shall cause all of
                                         its U.S. reinsurance business both new
                                         and renewing during the Term of the
                                         Underwriting Agreement to be
                                         underwritten on behalf of Chubb Re.
                                         Chubb Re's approval will not be
                                         unreasonably withheld. Any such
                                         reinsurance business declined by Chubb
                                         Re may be underwritten by the
                                         Underwriting Manager with the
                                         Underwriting Manager as the Reinsurer.

                                         Underwriting authority may be cancelled
                                         by Chubb Re for any change in
                                         Underwriting Manager's key management.

                                         Underwriting Manager will not
                                         underwrite on behalf of any third party
                                         during the term of the Underwriting
                                         Agreement without the prior written
                                         approval of Chubb Re.

                                         Chubb Re shall have no obligations or
                                         liability regarding business
                                         underwritten by Underwriting Manager on
                                         behalf of a third party or where
                                         Underwriting Manager is the reinsurer.

         Maximum Amount of               Underwriting Manager will be permitted
         Premiums                        to underwrite business on behalf of
                                         Chubb Re during the Term of the
                                         Underwriting Agreement having gross
                                         written premiums (based upon original
                                         estimates provided by ceding companies)
                                         of up to $ 400 million.

         Expense Reimbursement           Underwriting Manager shall be entitled
                                         to receive a monthly expense
                                         reimbursement equal to 2.0% of the
                                         gross written premiums underwritten on
                                         behalf of Chubb Re pursuant to the
                                         Underwriting Agreement collected during
                                         the applicable month. The payment of
                                         66-2/3% of the Expense Reimbursement
                                         shall be made by Chubb Re as if paid
                                         from the Experience Account and the
                                         payment of the remaining 33-1/3% of the
                                         Expense Reimbursement shall be made
                                         directly by Chubb Re to the
                                         Underwriting Manager. The total Expense
                                         Reimbursement payable to Underwriting
                                         Manager shall be subject to a cap of
                                         $6.5 million. The minimum total Expense
                                         Reimbursement shall be $5.5 million.
                                         Notwithstanding the foregoing, should
                                         either party choose to cancel the
                                         Underwriting Agreement before December
                                         31, 2003, the minimum Expense
                                         Reimbursement shall be prorated based
                                         upon the proportion of time the
                                         Underwriting Agreement was in effect.

         Fronting Fee                    For purposes of calculating the
                                         Experience Account, the Fronting Fee
                                         will be the greater of 5% of gross
                                         written premiums underwritten on behalf
                                         of Chubb Re or $15 million.

                                         For purposes of calculating the
                                         attachment point for the Stop Loss
                                         Reinsurance Agreement and the Override,
                                         the Fronting Fee will be 5% of gross
                                         written premiums underwritten on behalf
                                         of Chubb Re.

                                         A deposit fee of $5 million will be
                                         paid to Chubb Re at signing with
                                         additional payments of $5 million on
                                         1/1/03 and $1.257 million on 3/31/03,
                                         6/30/03, 9/30/03 and 12/31/03. The
                                         actual Fronting Fee retained by Chubb
                                         Re will be the greater of million or 5%
                                         on 66-2/3% of the gross written
                                         premiums underwritten on behalf of
                                         Chubb Re pursuant to the Underwriting
                                         Agreement

                                         In the event that the Underwriting
                                         Agreement is terminated by Underwriting
                                         Manager or Chubb Re before January 1,
                                         2003, the Fronting Fee shall be the
                                         greater of (a) 5% of the gross written
                                         premiums underwritten on behalf of
                                         Chubb Re or (b) $5 million.

                                         In the event that the Underwriting
                                         Agreement is terminated by Underwriting
                                         Manager or Chubb Re between January 1,
                                         2003 and December 31, 2003, the
                                         Fronting Fee shall be the greater of
                                         (a) 5% of the gross written premiums
                                         underwritten on behalf of Chubb Re or
                                         (b) $15 million.

Experience Account                       A notional Experience Account shall be
                                         established equal to the following:

                                                           Premiums collected (net of ceding commission,
                                                           reinsurance brokerage)
                                                  plus     Investment credit on Experience Account
                                                           balances
                                                  plus     Recoverable reinsurance payments (including
                                                           payments under the Stop Loss Reinsurance
                                                           Agreement)
                                                  minus    Paid losses and L.A.E
                                                           minus Expense Reimbursement
                                                  minus    Fronting Fee
                                                  minus    Reinsurance premiums paid (net of ceding
                                                           commission)

                                         For purposes of calculating the
                                         Experience Account, ceding commission
                                         includes profit commission and sliding
                                         scale payments to ceding companies.

                                         The Experience Account will earn an
                                         investment credit at a rate equal to
                                         the three year U.S. Treasury Bill as of
                                         the close of business on the first
                                         business day of the applicable time
                                         period. The investment credit will be
                                         calculated each March 31, June 30,
                                         September 30 and December 31 and shall
                                         be based upon the average daily balance
                                         in the Experience Account during the
                                         applicable three month period.

         Profit Commission               66-2/3% of the Experience
                                         Account;However, for purposes of
                                         calculating the Profit Commission,
                                         Experience Account shall include the
                                         following after "minus Reinsurance
                                         Premiums paid (net of ceding
                                         commission)"above: "minus Unpaid Losses
                                         and L.A.E. (case, IBNR and additional
                                         case reserves).


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


         Profit Commission Payment       March 31, 2006             25% of cumulative indicated Profit
         Schedule                                                   Commission
                                         September 30, 2006         50% of cumulative indicated Profit
                                                                    Commission, less prior Profit
                                                                    Commission paid
                                         March 31, 2007             75% of cumulative indicated Profit
                                                                    Commission, less prior Profit
                                                                    Commission paid
                                         September 30, 2007         100% of cumulative indicated Profit
                                                                    Commission, less prior Profit
                                                                    Commission paid

                                         Profit Commission shall be adjusted
                                         semi-annually thereafter, taking into
                                         account prior Profit Commission
                                         payments, until expiration of
                                         underlying liabilities or mutual
                                         agreement.

         Premium Processing              Chubb Re shall process all premiums
                                         received in connection with the
                                         Underwriting Agreement. All premiums
                                         received shall be in the name of Chubb
                                         Re, on behalf of Federal Insurance
                                         Company and shall not be at any time
                                         deposited into any account of
                                         Underwriting Manager, any affiliate
                                         thereof or any third party.

         Claim Processing                Chubb Re and Underwriting Manager shall
                                         jointly adjust and settle any claim
                                         arising under the business underwritten
                                         pursuant to the Underwriting Agreement;
                                         provided that Chubb Re shall have final
                                         authority with respect to each such
                                         claim or settlement.

Stop Loss Reinsurance Agreement
-------------------------------

         Parties Federal Insurance Company ("Chubb Re") and Trenwick America Reinsurance Corporation ("Reinsurer").

         Term Covers treaties incepting between November 1, 2002 and December 31, 2003.

         Coverage                        100% quota share of the paid
                                         losses,L.A.E. and unpaid losses (case
                                         and IBNR including additional case
                                         reserves) on all business underwritten
                                         on behalf of Chubb Re pursuant to the
                                         Underwriting Agreement in excess of the
                                         following net amount related to such
                                         business:

                                                     Attachment point
                                                           Premiums collected (net of ceding commission
                                                           and reinsurance brokerage)
                                                  plus     Recoverable reinsurance payments (including
                                                           payments under the Stop Loss Reinsurance
                                                           Agreement)
                                                  minus    Expense Reimbursement
                                                  minus    Reinsurance premiums paid (net of ceding
                                                           commission)
                                                  minus    Profit Commission paid to Underwriting Manager
                                                  minus    Fronting Fee

                                         For purposes of determining the
                                         reinsurance agreement attachment point,
                                         ceding commission includes profit
                                         commission and sliding scale payments
                                         to ceding companies.


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

         Override Chubb Re will pay to Reinsurer a 30% override on 33-1/3% of the amount by which (a) 90% of premiums collected less the ceding commission, reinsurance brokerage and Fronting Fee, plus investment income on Experience Account balances plus recoverable reinsurance payments (including payments under the Stop Loss Reinsurance Agreement) exceed
                                         (b) the sum of paid losses plus unpaid
                                         losses (case and IBNR) plus Expense
                                         Reimbursement plus reinsurance premiums
                                         paid (net of ceding commission).

                                         For purposes of calculating the
                                         Override, ceding commission includes
                                         profit commission and sliding scale
                                         payments to ceding companies.

                                         Override shall be first paid on
                                         September 30, 2007 and adjusted
                                         semi-annually thereafter, taking into
                                         account prior Profit Commission
                                         payments, until expiration of
                                         underlying liabilities or mutual
                                         agreement.

         Collateral                      As a condition precedent to entering
                                         into the Stop Loss Reinsurance
                                         Agreement, Reinsurer shall make a
                                         security deposit of $50 million (the
                                         "Security Deposit") at signing securing
                                         the payment for reserves in respect of
                                         unearned premium, known outstanding
                                         losses (including additional case
                                         reserves) and expenses that have been
                                         reported to Reinsurer, losses and
                                         expenses paid by Chubb Re but not
                                         recovered from Reinsurer, return profit
                                         commission, plus reserves for losses
                                         and expenses incurred but not reported
                                         and any other amounts due to Chubb Re
                                         under the Stop Loss Reinsurance
                                         Agreement or the Underwriting Agreement
                                         ("Reinsurer's Obligations"). If
                                         Reinsurer fails to provide such
                                         Security Deposit upon signing the Stop
                                         Loss Reinsurance Agreement, then the
                                         Stop Loss Reinsurance Agreement and the
                                         Underwriting Agreement shall be void ab
                                         initio. Additionally, Reinsurer will
                                         pay additional amounts to Chubb Re for
                                         the Security Deposit, so that the
                                         Security Deposit is equal to the
                                         greater of $50,000,000 or the amount of
                                         the Reinsurer's Obligations, subject to
                                         the reductions below. Notwithstanding
                                         anything to the contrary, given the
                                         long term nature of the Stop Loss
                                         Reinsurance Agreement, the amount of
                                         the cash deposit may be greater than
                                         the Reinsurer's obligations under the
                                         Stop Loss Reinsurance Agreement.


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

         Collateral (Continued)          The Security Deposit will earn an
                                         investment credit at a rate equal to
                                         the three year U.S. Treasury Bill as of
                                         the close of business on the first
                                         business day of the applicable time
                                         period. The investment credit will be
                                         calculated each March 31, June 30,
                                         September 30 and December 31 and shall
                                         be based upon the average daily balance
                                         of the Security Deposit during the
                                         applicable three month period.

                                         Any amount of the Security Deposit
                                         (plus the amount of accrued investment
                                         credits on the Security Deposit) in
                                         excess of the amount required under the
                                         following schedule shall be returned to
                                         Reinsurer provided that the Reinsurer
                                         has an A.M. Best rating of A- or
                                         better:

                                         March 31, 2006             The greater of (a) $40 million or (b)
                                                                    the amount  equal to the Reinsurer's
                                                                    Obligations
                                         September 30, 2006         The greater of (a) $30 million or (b)
                                                                    the amount equal to the
                                                                    Reinsurer's Obligations
                                         March 31, 2007             The greater of (a) $20 million or (b)
                                                                    the amount equal to the Reinsurer's
                                                                    Obligations
                                         September 30, 2007         The greater of (a) $10 million or (b)
                                                                    the amount  equal to the Reinsurer's
                                                                    Obligations
                                         January 1, 2008            The amount equal to the Reinsurer's
                                         and thereafter             Obligations

                                         If Reinsurer reacquires an A- rating
                                         from A.M. Best and its rating
                                         subsequently falls below A-, then no
                                         further reductions will be allowed as
                                         of the date of the downgrade.

                                         At quarterly intervals, Chubb Re shall
                                         prepare a specific statement showing
                                         Reinsurer's Obligations, for the sole
                                         purpose of amending the amount of the
                                         Security Deposit. If the statement
                                         shows Reinsurer's Obligations exceed
                                         the amount of the required Security
                                         Deposit as of the statement date,
                                         Reinsurer shall within 5 days after
                                         receipt of the notice of such excess
                                         pay to Chubb Re the amount of such
                                         excess so that the total amount of the
                                         Security Deposit equals the statement
                                         amount.

                                         On January 1, 2012, regardless of
                                         whether Reinsurer has reacquired an A-
                                         rating from A.M. Best, that portion of
                                         the Security Deposit which exceeds
                                         positive difference (if any) of (a) the
                                         Reinsurer's Obligations minus (b) the
                                         amount in the Experience Account, will
                                         be returned to Reinsurer.


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

General Terms
-------------

         Determination of IBNR           To be determined by Chubb Re, provided
                                         that applicable IBNR shall be the same
                                         as IBNR utilized by Chubb Re for
                                         financial and statutory reporting
                                         purposes. Underwriting
                                         Manager/Reinsurer shall have the right
                                         to audit at its own expense any
                                         determination of IBNR made by Chubb Re.
                                         Underwriting Manager/Reinsurer shall
                                         not have the right to dispute Chubb
                                         Re's calculation of IBNR until after
                                         December 31, 2006. Any dispute as to
                                         IBNR which cannot be settled between
                                         Underwriting Manager/Reinsurer and
                                         Chubb Re shall be submitted to a
                                         qualified independent actuary selected
                                         jointly by the Chubb Re and
                                         Underwriting Manager/Reinsurer. If the
                                         parties cannot agree to an actuary,
                                         each party shall nominate three
                                         persons. Each party will then decline
                                         two of the nominees, and the actuary
                                         will be chosen from the remaining
                                         nominees by the drawing of lots.

         Reporting                       Underwriting Manager/Reinsurer and
                                         Chubb Re shall each use their best
                                         efforts to cooperate in the exchange of
                                         information necessary for each party's
                                         financial reporting and regulatory
                                         compliance.

         Business Protection             Chubb Re agrees that for one year after
                                         the date of termination of the
                                         Underwriting Agreement, it will not
                                         underwrite any reinsurance treaty which
                                         is underwritten on its behalf by
                                         Underwriting Manager, unless Chubb Re
                                         independently underwrote such
                                         reinsurance treaty at the time it was
                                         underwritten on its behalf by
                                         Underwriting Manager.

         Event of Default                The following events shall
                                         constitute Events of Default for
                                         purposes of the Underwriting Agreement
                                         and the Stop Loss Reinsurance
                                         Agreement:

                                             o    Creditors attach or take
                                                  possession of any material
                                                  amount of Underwriting
                                                  Manager/Reinsurer's assets; or

                                             o    Underwriting Manager/Reinsurer
                                                  voluntarily or involuntarily
                                                  enters into rehabilitation,
                                                  dissolution, winding-up,
                                                  liquidation, administration or
                                                  reorganization proceedings
                                                  under applicable bankruptcy,
                                                  insolvency or similar law;
                                                  provided, that, the entry by
                                                  the Underwriting Manager/
                                                  Reinsurer into a letter of
                                                  understanding or a mutual
                                                  consent order with the
                                                  Connecticut Department of
                                                  Insurance as a result of the
                                                  Underwriting Agreement or the
                                                  Stop Loss Reinsurance
                                                  Agreement in and of itself
                                                  shall not constitute an Event
                                                  of Default; provided, that
                                                  nothing in the letter or order
                                                  contradicts the aforementioned
                                                  Events of Default under this
                                                  Event of Default section.

                                         Upon the occurrence of an Event of
                                         Default, there will be no Profit
                                         Commission paid or reduction in the
                                         amount of Collateral until the earlier
                                         of (a) the cessation of the Event of
                                         Default or (b) January 1, 2012, at
                                         which time the Profit Commission
                                         payment schedule and Collateral
                                         reduction schedule shall recommence at
                                         the point at which the Event of Default
                                         occurred.

         Governing Law:                  New York

         Dispute Resolution              Arbitration in New York, New York


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


                 Other Disclosure/announcement of agreement and/or the use of Chubb's name in any marketing or advertising material to be pre-approved by Chubb Re and the Underwriting Manager/Reinsurer.

                                         Loss Payments - Due from Reinsurer to
                                         Chubb Re within 5 days of Reinsurer
                                         receiving a payment request from Chubb
                                         Re.

Agreed and Accepted:

Dated: October 25, 2002

CHUBB RE, INC. ON BEHALF OF ITSELF
AND FEDERAL INSURANCE COMPANY

By: /s/ John Berger
   ---------------------------------
Name:  John Berger
Title: Pres. & CEO


TRENWICK AMERICA REINSURANCE CORPORATION

By:  /s/ Stephen Binet
   ---------------------------------
Name:  Stephen Binet
Title: President & CEO


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